Exhibit 10.1

SHAREHOLDER SUPPORT AGREEMENT AND DEED

This Shareholder Support Agreement and Deed (this “Agreement”) is made and entered into September 29, 2022, by and among (i) YishengBio Co., Ltd., a Cayman Islands exempted company (the “Company”), (ii) Summit Healthcare Acquisition Corp., a Cayman Islands exempted company (“SPAC”), (iii) Summit Healthcare Acquisition Sponsor LLC, a Cayman Islands limited liability company (“Sponsor”), (iv) certain Persons listed on Schedule A hereto (each, a “YSB Shareholder” and collectively, the “YSB Shareholders”), and (v) certain individuals listed on Schedule B hereto, each of whom is a member of the SPAC Board as of the date hereof (together with Sponsor, the “SPAC Shareholders” and each, a “SPAC Shareholder”). The YSB Shareholders and SPAC Shareholders are hereinafter collectively referred to herein as the “Shareholders” and each individually as a “Shareholder.” Capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Business Combination Agreement (as defined below).

Whereas, the Company, SPAC, Oceanview Bioscience Acquisition Co., Ltd., a Cayman Islands exempted company (“Merger Sub I”), and Hudson Biomedical Group Co., Ltd., a Cayman Islands exempted company (“Merger Sub II”), are concurrently herewith entering into a Business Combination Agreement (the “Business Combination Agreement”) pursuant to which, among other things, Merger Sub I will merge with and into SPAC (the “First Merger”, the effective time of the First Merger is referred to herein as the “First Merger Effective Time”), with SPAC being the surviving entity and a wholly-owned subsidiary of the Company, and SPAC will merge with and into Merger Sub II (the “Second Merger” and together with the First Merger, the “Mergers”), with Merger Sub II being the surviving entity and a wholly-owned subsidiary of the Company;

Whereas, each YSB Shareholder is, as of the date of this Agreement, the sole legal owner of such number of ordinary shares of the Company, par value $0.000005 per share (“YSB Ordinary Shares”) and Series A and/or Series B preferred shares of the Company, par value $0.000005 per share (“YSB Preferred Shares”) set forth opposite such YSB Shareholder’s name on Schedule A hereto (such YSB Ordinary Shares and YSB Preferred Shares, together with any other Equity Securities of the Company acquired by such YSB Shareholder after the date of this Agreement and during the term of this Agreement, are collectively referred to herein as the “Subject YSB Shares”);

Whereas, each SPAC Shareholder is, as of the date of this Agreement, the sole legal owner of such number of Class B ordinary shares of SPAC, par value $0.0001 per share (“SPAC Class B Ordinary Shares”) set forth opposite such SPAC Shareholder’s name on Schedule B hereto (such SPAC Class B Ordinary Shares, together with any other Equity Securities of SPAC acquired by such SPAC Shareholder after the date of this Agreement and during the term of this Agreement, being collectively referred to herein as the “Subject SPAC Shares” and together with the Subject YSB Shares, the “Subject Shares”);

Whereas, SPAC and the SPAC Shareholders entered into that certain Registration and Shareholder Rights Agreement dated as of June 8, 2021 (the “Prior SPAC Agreement”), and the Company, the YSB Shareholders and certain other Persons are parties to that certain Shareholders’ Agreement relating to the Company dated January 28, 2021 (the “YSB Shareholders Agreement”);

Whereas, (i) the parties to the Prior SPAC Agreement desire to terminate the Prior SPAC Agreement to provide for the terms and conditions set forth in this Agreement, and (ii) the parties to the Prior YSB Shareholders Agreement desire to amend certain provisions of the YSB Shareholders Agreement in connection with the transactions contemplated under the Business Combination Agreement and the Mergers with the terms and conditions set forth in this Agreement; and

Whereas, as a condition to their willingness to enter into the Business Combination Agreement, SPAC and the Company have requested that the Shareholders enter into this Agreement.

Now, Therefore, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement and the Business Combination Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

Article I

Representations and Warranties of the PARTIES

1.1.            Each Shareholder hereby, severally (only with respect to such Shareholder) but not jointly, makes the representations and warranties contained in Schedule C-1 hereto to SPAC and the Company.

1.2.            SPAC hereby makes the representations and warranties contained in Schedule C-2 hereto to the Company and each Shareholder.

1.3.            The Company hereby makes the representations and warranties contained in Schedule C-3 hereto to SPAC and each Shareholder.

Article II

Agreement to Vote; Certain Other Covenants of thE SHAREHOLDERS

Each Shareholder, severally (only with respect to such Shareholder) but not jointly, covenants and agrees with SPAC and the Company during the term of this Agreement as follows (as applicable):

2.1.            Agreement to Vote.

(a)            In Favor of the Mergers and other Transactions. At any meeting of the shareholders of the Company (or SPAC, as applicable) or any class of shareholders of the Company (or SPAC, as applicable) (to the extent such Shareholder holds such class of securities) called to seek the Company Shareholders’ Approval (or the SPAC Shareholders’ Approval, as applicable), or at any adjournment or postponement thereof, or in connection with any written consent of the shareholders of the Company (or SPAC, as applicable) or any class of shareholders of the Company (or SPAC, as applicable) (to the extent such Shareholder holds such class of securities), such Shareholder shall (i) if a meeting is held, appear at such meeting in person or by proxy or otherwise cause the Subject YSB Shares (or Subject SPAC Shares, as applicable) to be counted as present at such meeting for purposes of establishing a quorum, and (ii) vote or cause to be voted (including by class vote and/or written consent, if applicable) the Subject YSB Shares (or Subject SPAC Shares, as applicable) in favor of granting the Company Shareholders’ Approval (or the SPAC Shareholders’ Approval, as applicable) (in each case, as such terms are defined in the Business Combination Agreement as in effect on the date hereof) or, if there are insufficient votes in favor of granting the Company Shareholders’ Approval (or the SPAC Shareholders’ Approval, as applicable), in favor of the adjournment or postponement of such meeting of the shareholders of the Company (or SPAC, as applicable) to a later date. For the avoidance of doubt, the obligation to vote in favor of the Mergers and other Transactions pursuant to this Section 2.1(a) shall be deemed satisfied as to such Shareholder upon the receipt of the Company Shareholders’ Approval (or the SPAC Shareholders’ Approval, as applicable). For the avoidance of doubt, no YSB Shareholder is agreeing or required under this Section 2.1(a) to vote in favor of any future amendment, modification or supplement to the Business Combination Agreement or any other Transaction Document.

(b)            Against Other Transactions. At any meeting of shareholders of the Company (or SPAC, as applicable) or any class of shareholders of the Company (or SPAC, as applicable) (to the extent such Shareholder holds such class of securities) or at any adjournment or postponement thereof, or in connection with any written consent of the shareholders of the Company (or SPAC, as applicable), such Shareholder shall:

(a)            if a meeting is held, appear at such meeting in person or by proxy or otherwise cause the Subject YSB Shares (or Subject SPAC Shares, as applicable) to be counted as present at such meeting for purposes of establishing a quorum; and

(b)            vote (or cause to be voted) the Subject YSB Shares (or Subject SPAC Shares, as applicable) (including by proxy, withholding class vote and/or written consent, if applicable) against (i) any business combination agreement, merger agreement or merger (other than the Business Combination Agreement and the Mergers), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company (or SPAC, as applicable) or any public offering of any Equity Securities of the Company (or SPAC, as applicable) or any of its Subsidiaries or any successor entity of the Company (or SPAC, as applicable) or such Subsidiary other than any such transaction permitted under the Business Combination Agreement, (ii) any Company Acquisition Proposal (or SPAC Acquisition Proposal, as applicable), and (iii) any amendment of the memorandum and articles of association of the Company (or SPAC, as applicable) or other proposal or transaction involving the Company (or SPAC, as applicable) or any of its Subsidiaries, which amendment or other proposal or transaction would be reasonably likely to in any material respect impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by the Company (or SPAC, as applicable) of, prevent or nullify any provision of the Business Combination Agreement or any other Transaction Document, the Mergers, any other Transaction or change in any manner the voting rights of any class of the Company’s (or SPAC’s, as applicable) share capital.

(c)            Revoke Other Proxies. Such Shareholder represents and warrants that any proxies or powers of attorney heretofore given in respect of the Subject YSB Shares held by it (or Subject SPAC Shares held by it, as applicable) that may still be in effect are not irrevocable, and such proxies or powers of attorney have been or are hereby revoked.

2.2.            No Transfer.

(a)            From the date of this Agreement until the date of termination of this Agreement (including, for the avoidance of doubt, automatic termination upon the First Merger Effective Time), such Shareholder shall not, directly or indirectly, (i) sell, transfer, tender, grant, pledge, assign or otherwise dispose of (including by gift, tender or exchange offer, merger or operation of law), encumber, hedge or utilize a derivative to transfer the economic interest in (collectively, “Transfer”), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares to any Person other than pursuant to the Mergers; (ii) grant any proxies (other than as set forth in this Agreement or a proxy granted to a representative of such Shareholder to attend and vote at a shareholders meeting which is voted in accordance with this Agreement) or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including pursuant to any loan of Subject Shares), or enter into any other agreement, with respect to any Subject Shares; (iii) take any action that would make any representation or warranty of such Shareholder herein untrue or incorrect in any material respect, or have the effect of preventing or disabling such Shareholder from performing its obligations hereunder; or (iv) commit or agree to take any of the foregoing actions or take any other action or enter into any Contract that would reasonably be expected to make any of its representations or warranties contained herein untrue or incorrect or would have the effect of preventing such Shareholder from performing any of its obligations hereunder. Any action attempted to be taken in violation of the preceding sentence will be null and void. Such Shareholder hereby authorizes and requests SPAC (or the Company, as applicable) to notify SPAC’s (or the Company’s, as applicable) transfer agent or such other Person with the responsibility for maintaining SPAC’s (or the Company’s, as applicable) register of members that there is a stop transfer order with respect to all of the Subject Shares (and that this Agreement places limits on the voting of the Subject Shares). Such Shareholder agrees with, and covenants to, SPAC and the Company that such Shareholder shall not request that SPAC and the Company register the Transfer (by book-entry or otherwise) of any certificated or uncertificated interest representing any of the Subject Shares in violation of this Section 2.2.

(b)            Section 2.2(a) shall not prohibit a transfer of Subject Shares by a Shareholder made: (i) in the case of a Shareholder who is not a natural person, by pro rata distributions from the Shareholder to its members, partners, or shareholders pursuant to the Shareholder’s organizational documents; (ii) by virtue of applicable law or the Shareholder’s organizational documents upon liquidation or dissolution of the Shareholder; (iii) in the case of a Shareholder who is not a natural person, to any employees, officers, directors or members of the Shareholder, or to any Affiliates (as defined below) of the Shareholder; or (iv) upon the consent of the Company and SPAC, or (v) pursuant to this Agreement, provided, however, that a transfer referred to in Section 2.2(b)(i) to (iv) shall be permitted only if, as a precondition to such transfer, the transferee agrees in a written document, reasonably satisfactory in form and substance to the Company and SPAC, to assume all of the obligations of the Shareholder under, and be bound by all of the terms of, this Agreement. For purposes of this Agreement, “Affiliate” means, with respect to any specified Shareholder, any other person or entity who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Shareholder, including, without limitation, any general partner, limited partner, officer, director, trustee, member, manager, managing member or employee of such specified Shareholder or any trust for the benefit of any of the foregoing or any Affiliate of the foregoing or any investment fund or venture capital fund now or hereafter existing that is controlled by or under common control with one or more general partners, managing members or investment advisers of, or shares the same management company with, such specified Shareholder. For purposes of this definition, the term “control” when used with respect to any person or entity shall mean the power to direct the management or policies of such person or entity, directly or indirectly, whether through ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing.

2.3.            Waiver of Dissenters’ Rights. Such Shareholder hereby irrevocably waives, and agrees not to exercise or assert, any dissenters’ rights under Section 238 of the Companies Act (As Revised) of the Cayman Islands and any other similar statute in connection with the Mergers and the Business Combination Agreement.

2.4.            Waiver of Anti-Dilution Protection. Such Shareholder (if it is Sponsor) hereby waives, forfeits, surrenders and agrees not to exercise, assert or claim, to the fullest extent permitted by applicable Law, the ability to adjust the Initial Conversion Ratio (as defined in the SPAC Charter) pursuant to Article 17.3 of the SPAC Charter in connection with the Transactions. Such Shareholder (if it is Sponsor) acknowledges and agrees that (i) this Section 2.4 shall constitute written consent waiving, forfeiting and surrendering the adjustment to the Initial Conversion Ratio pursuant to Article 17.4 of the SPAC Charter in connection with the Transactions; and (ii) such waiver, forfeiture and surrender granted hereunder shall only terminate upon the termination of this Agreement.

2.5.            No Redemption. (i) Each of the SPAC Shareholders undertakes that, from the date hereof and until the termination of this Agreement, it will not elect to cause SPAC (or the Company, as applicable) to redeem any Subject Shares now or at any time legally or beneficially owned by such SPAC Shareholder (whether pursuant to the SPAC Charter, law, contract or otherwise, notwithstanding such SPAC Shareholder may have rights thereunder), or submit or surrender any of its Subject Shares for redemption; and (ii) each of the YSB Shareholders undertakes that, from the date hereof and until the termination of this Agreement, it will not elect to cause the Company to redeem any Subject Shares now or at any time legally or beneficially owned by such YSB Shareholder (whether pursuant to the Company Charter, law, contract or otherwise, notwithstanding such YSB Shareholder may have rights thereunder), or submit or surrender any of its Subject Shares for redemption, which shall be without prejudice to any right of such YSB Shareholder to request the Company to redeem the Subject Shares held by such YSB Shareholder in the event that (x) there is a material breach or default by the Company or any of its subsidiaries, founders and ordinary shareholders of obligations owed to such YSB Shareholder that is not cured within mutually agreed period according to the written agreement in effect as of the date hereof, (y) the Founder (as defined in the YSB Shareholders Agreement) ceases to be employed by or provide services to any Group Company on a full-time basis or (z) the Company redeems the shares held by any other shareholder of the Company. For the avoidance of doubt, if the Business Combination Agreement is terminated prior to the Closing, this Section 2.5 shall cease to apply and be of no further force or effect.

2.6.            New Shares. In the event that prior to the Closing (as defined in the Business Combination Agreement) (i) any Equity Securities of SPAC or the Company are issued or otherwise distributed to a Shareholder pursuant to any share dividend or distribution, or any change in any of the Subject Shares or other share capital of SPAC or the Company by reason of any share subdivision, recapitalization, consolidation, exchange of shares or the like, (ii) a Shareholder acquires legal or beneficial ownership of any YSB Ordinary Shares, YSB Preferred Shares, SPAC Class B Ordinary Shares after the date of this Agreement, or (iii) a Shareholder acquires the right to vote or share in the voting of any YSB Ordinary Shares, YSB Preferred Shares, SPAC Class B Ordinary Shares after the date of this Agreement (collectively, the “New Securities”), the terms “Subject Shares” shall be deemed to refer to and include such New Securities (including all such share dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged into).

2.7.            Shareholders’ Consent, Authorization or Approval. Each Shareholder hereby irrevocably agrees and confirms that, insofar as (i) such Shareholder’s consent, authorization or approval is required, or (ii) such Shareholder forms part of a class of shareholders of the Company or SPAC whose consent, authorization or approval is required, in any such case in respect of or in connection with the transactions contemplated by the Business Combination Agreement and the other Transaction Documents, including pursuant to the YSB Shareholders Agreement, the SPAC Charter or the Company Charter, such Shareholder hereby grants, provides and gives such consent, authorization or approval, and all specific resolutions that may be required to have been adopted by such Shareholder or class of shareholders in connection with the transactions contemplated by the Business Combination Agreement (as the Business Combination Agreement exists on the date hereof) and the other Transaction Documents (as the Transaction Documents exists on the date hereof) are hereby deemed adopted and approved by such Shareholder (each as is in effect on the date hereof). For the avoidance of doubt, no Shareholder is providing its consent, authorization or approval under this Section 2.7 with respect to any future amendment, modification or supplement to the Business Combination Agreement or any other Transaction Document.

2.8.            Joinder of SPAC Insiders. Each SPAC Insider hereby irrevocably agrees and confirms that it will duly execute and deliver a deed of adherence in substantially the form of Annex I attached hereto to join and become a party to the YSB Shareholders Agreement, as amended by the terms and conditions set forth in this Agreement.

Article III

AMENDMENT TO THE YSB SHAREHOLDERS AGREEMENT

3.1.            Amendment and Effectiveness. The Company and the YSB Shareholders hereby agree to amend the YSB Shareholders Agreement as provided in this Article III (the “YSB SHA Amendments”) and acknowledge and agree that the YSB SHA Amendments are necessary and desirable and do not adversely affect the rights of any holder of YSB Preferred Shares in a disproportionate and adverse manner. The YSB SHA Amendments shall automatically take effect, and shall only take effect, as of and from the First Merger Effective Time; provided that if the Business Combination Agreement is terminated prior to the Closing, the YSB SHA Amendments shall not become effective and shall be deemed void and shall have no force or effect.

3.2.            Certain Defined Terms. Schedule 4 to the Agreement is amended to add the following defined terms:

“Business Combination Agreement” means the Business Combination Agreement entered into the, dated September 29, 2022, by and among the Company, Merger Sub I, Merger Sub II and SPAC.

“First Merger” means the merger of Merger Sub I with and into SPAC in accordance with the Business Combination Agreement, with SPAC surviving the merger as a wholly-owned subsidiary of the Company.

“First Merger Effective Time” means the time when the plan of merger in respect of the First Merger is registered by the Registrar of Companies of the Cayman Islands or such later time (being not later than the 90th day after registration by the Registrar of Companies of the Cayman Islands) as Merger Sub I and SPAC may agree and specify pursuant to the Companies Act (As Revised) of the Cayman Islands.

“Merger Sub I” means Oceanview Bioscience Acquisition Co., Ltd., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of the Company.

“Merger Sub II” means Hudson Biomedical Group Co., Ltd., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of the Company.

“Ordinary Shares” shall (i) prior to the First Merger Effective Time, have the meaning specified in Recital A and (ii) after the First Merger Effective Time, mean ordinary shares of the Company, par value $0.00002 per share.

“Second Merger” means the merger of SPAC, as surviving company in the First merger with and into Merger Sub II in accordance with the Business Combination Agreement, with Merger Sub II surviving the merger as a wholly-owned subsidiary of the Company.

“Second Merger Effective Time” means the time when the plan of merger in respect of the Second Merger is registered by the Registrar of Companies of the Cayman Islands or such later time (being not later than the 90th day after registration by the Registrar of Companies of the Cayman Islands) as SPAC and Merger Sub II may agree and specify pursuant to the Companies Act (As Revised) of the Cayman Islands.

“SPAC” means Summit Healthcare Acquisition Corp., an exempted company limited by shares incorporated under the laws of the Cayman Islands.

“SPAC Insider” means Sponsor, Tao Bai, Thomas Folinsbee and Ian Stone.

“Sponsor” means Summit Healthcare Acquisition Sponsor LLC, a Cayman Islands limited liability company.

3.3.            References to “IPO” and “Qualified IPO”. All references to “IPO” and “Qualified IPO” in the YSB Shareholders Agreement (including all Exhibits and Schedules thereto) shall be deemed to mean the “First Merger” and all references to “closing of a Qualified IPO” and “consummation of a Qualified IPO” shall be deemed to mean “consummation of the First Merger” that occurs at the First Merger Effective Time.

3.4.            Lock-Up Restrictions. The following shall be inserted as a new Section 1A of the YSB Shareholders Agreement:

   “1A       SHAREHOLDER LOCK-UP.

(A)        Lock-Up Restrictions. Subject to Section 1A(B), each Shareholder covenants and agrees not to, during the Applicable Period, without the prior written consent of the Company in compliance with Section 1A(B), sell, transfer, tender, grant, pledge, assign or otherwise dispose of (including by gift, tender or exchange offer, merger or operation of law), encumber, hedge or utilize a derivative to transfer the economic interest in (collectively, “Transfer”), or enter into any agreement, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Ordinary Shares held by it as of immediately following the First Merger Effective Time (the “Lock-Up Shares”); provided, however, that the foregoing shall not apply to:

(a)            Transfers to a partnership, limited liability company or other entity of which such Shareholder is the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(b)            if such Shareholder is a natural person, Transfers (A) by gift to any member of such Shareholder’s Immediate Family; (B) to a family trust, established for the exclusive benefit of such Shareholder or any of his Immediate Family for estate planning purposes; (C) by virtue of laws of descent and distribution upon death of such Shareholder; or (D) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union;

(c)            if such Shareholder is not a natural person, Transfers (A) to another Person that is an Affiliate of the Shareholder, or to any investment fund or other entity Controlling, Controlled by, managing or managed by or under common Control with the Shareholder or its affiliates or who shares a common investment advisor with the Shareholder; (B) as part of a distribution to members, partners, managers or shareholders of the Shareholder via dividend, distribution in-kind or share repurchase; or (C) by gift to a charitable organization or to a charitable foundation;

(d)            if such Shareholder is not a natural person, Transfers by virtue of the Laws of the state of the Shareholder’s organization and the Shareholder’s organizational documents upon dissolution of the Shareholder;

(e)            Transfers relating to Ordinary Shares or other securities convertible into or exercisable or exchangeable for Ordinary Shares acquired in open market transactions after the First Merger Effective Time;

(f)            the entry by a Shareholder into any trading plan providing for the sale of Ordinary Shares meeting the requirements of Rule 10b5-1(c) under the Exchange Act, provided that such plan does not provide for, or permit, the sale of any Ordinary Shares during the Applicable Period insofar as it relates to the applicable Lock-Up Shares and no public announcement or filing is voluntarily made or required regarding such plan during the Applicable Period insofar as it relates to the applicable Lock-Up Shares;

(g)            Transfers in the event of completion of a liquidation, merger, exchange of shares or other similar transaction which results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property;

(h)            pledges of Lock-Up Shares by a holder thereof that create a mere security interest in such Lock-Up Shares pursuant to a bona fide loan or indebtedness transaction so long as such holder continues to control the exercise of the voting rights of such pledged Lock-Up Shares (as well as any foreclosure on such pledged Lock-Up Shares so long as the transferee in such foreclosure agrees to become a party to this Agreement and be bound by all lock-up obligations applicable to a Shareholder, provided that such agreement shall only take effect in the event that the transferee takes possession of the Lock-Up Shares as a result of foreclosure);

(i)            filing of the registration statement on Form F-1 for the resale of Ordinary Shares held by the shareholders of the Company immediately prior to the First Merger Effective Time and the SPAC Insiders, and filing of the registration statement on Form S-8 for the resale of Ordinary Shares issuable upon exercise of awards granted or to be granted under the Company’s share incentive plans, provided that the lock-up restrictions of the relevant Shareholders shall not be released as a result of such filings; and

(j)            Transfers to the Company (1) to satisfy tax withholding obligations pursuant to the Company’s equity incentive plans or arrangements or (2)  pursuant to any contractual arrangement in effect at the First Merger Effective Time that provides for the repurchase by the Company or forfeiture of the relevant Shareholder’s Ordinary Shares or other securities convertible into or exercisable or exchangeable for Ordinary Shares in connection with the termination of such Shareholder’s employment with or service to the Company;

provided, further, however, that in the case of clauses (a) through (d) and (h), these permitted transferees shall enter into a written agreement, in substantially the form of this Section 1A, agreeing to be bound by the restrictions on Transfer of Lock-Up Shares applicable to the Transferring Shareholder prior to such Transfer.

(B)            No Amendment or Waiver. The Company shall not amend or waive the lock-up restriction herein with respect to any of the Shareholders, unless the Company extends such amendment and/or waiver to all Shareholders which are party hereto on the same terms and conditions (including, for the avoidance of doubt, the timing of any release from such lock-up restriction) and on a pro rata basis. The Company shall provide at least five (5) Business Days’ advance written notice to all Shareholders which are party hereto of any such amendment or waiver. Notwithstanding the foregoing, the Shareholders acknowledge and agree that the Company shall have the right to release, (i) in its sole discretion, up to 3,000,000 Lock-Up Shares (equivalent to an aggregate of 12,000,000 shares of the Company with par value of US$0.000005 before the First Merger Effective Time) and (ii) with prior written consent from SPAC and Sponsor, an additional number of Lock-Up Shares (together with such shares under paragraph 1A(B)(i), the “Released Shares”) to the extent necessary to satisfy the minimum public float requirement as required for obtaining the approval on listing of the Ordinary Shares and the Company’s warrants on the applicable U.S. stock exchange, from the lock-up restrictions in this Section 1A, in each case, on a pro rata basis among and only among the Lock-Up Shares held by the Shareholders that hold Preferred Shares or Ordinary Shares issued upon the conversion of such Preferred Shares and the Share Consolidation (as such term is defined in the Business Combination Agreement) immediately prior to the First Merger Effective Time, but without extending such amendment and/or waiver to all other shareholders of the Company on a pro rata basis. For the avoidance of doubt, (i) the Released Shares shall no longer be subject to this Section 1A after such release in accordance with this Section 1A(B), and the holders of the Released Shares shall have the sole discretion to exercise, Transfer, assign, dispose of or grant all the rights and obligations of the Released Shares without any further consent or approval from any of the Company, SPAC, Sponsor or other Shareholders; and (ii) the Company and SPAC, as applicable, shall instruct the transfer agent to remove the restrictive legends (if any) attached to the Released Shares in respect of the lock-up restrictions herein upon the release hereunder.

(C)            For the avoidance of doubt, each Shareholder shall retain all of its rights as a shareholder of the Company during the Applicable Period, including the right to vote any Locked-Up Shares or receive any dividends or distributions thereon.

(D)            In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the Locked-Up Shares, are hereby authorized to decline to make any transfer of securities if such Transfer would constitute a violation or breach of the lock-up restrictions hereunder.

(E)            Certain Definitions. For purposes of this Section 1A:

(a)             “Applicable Period” means the period commencing on the First Merger Effective Time and ending on

(1)        with respect to the Lock-Up Shares of the Shareholders who are not a SPAC Insider, the earlier of (x) 180 days after the First Merger Effective Time, (y) the date following the First Merger Effective Time on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property, and (z) the date on which the last reported sale price of the Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share combinations, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30) trading day period commencing at least one hundred fifty (150) days after the First Merger Effective Time; and

(2)         with respect to the Lock-Up Shares of the SPAC Insiders, the earliest of (x) one (1) year after the First Merger Effective Time, (y) the date following the First Merger Effective Time on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property, and (z) the date on which the last reported sale price of the Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share combinations, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30) trading day period commencing at least one hundred fifty (150) days after the First Merger Effective Time.

(b)            “Immediate Family” means, as to a natural person, such individual’s spouse, former spouse, domestic partner, child (including by adoption), father, mother, brother or sister, and lineal descendant (including by adoption) of any of the foregoing persons.”

3.5.            Sponsor Board Representation. The following shall be inserted as a new Section 2A of the YSB Shareholders Agreement:

“2A          SPONSOR BOARD REPRESENTATION. Effective as of and from the First Merger Effective Time, Sponsor shall have the right to appoint two (2) persons as directors to the Board (each, a “Sponsor Director”) so long as Sponsor beneficially owns not less than one percent (1%) of all the issued and outstanding shares of the Company. A Sponsor Director shall be entitled to attend meetings of the Board and to receive copies of all notices, minutes, consents and other materials that are provided to the directors on the Board at the same time and in the same manner as provided to the directors on the Board. In the event of the death, disability, resignation or removal of any Sponsor Director, Sponsor may designate any other person to replace such Sponsor Director. For the avoidance of doubt, none of the Shareholders of the Company shall be obliged to vote in favor of any appointment or election of any director of the Company, including, without limitation, any Sponsor Director, whether such appointment or election is to be made at any shareholders meeting of the Company, by written consent or otherwise, after the First Merger Effective Time.”

3.6.            Registrable Securities. Section 3.2(b) of the YSB Shareholders Agreement is amended as follows::

From:

“(b)	Registrable Securities. The term “Registrable Securities” means: (1) any Ordinary Shares of the Company issued or issuable pursuant to conversion of any shares of Preferred Shares, or pursuant to the Right of Participation (defined in Section 4), and (2) any Ordinary Shares issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) as a dividend or other distribution with respect to, or in exchange for or in replacement of, any Preferred Shares described in subparagraph (1) of this subsection (b). Notwithstanding the foregoing, “Registrable Securities” shall exclude any Registrable Securities sold by a person in a transaction in which rights under this Section 3 are not assigned in accordance with this Agreement, and any Registrable Securities which are sold in a registered public offering under the Securities Act or analogous statute of another jurisdiction, or sold pursuant to Rule 144 promulgated under the Securities Act or analogous rule of another jurisdiction.”

To:

“(b)          Registrable Securities. The term “Registrable Securities” means:

(A) any Ordinary Shares of the Company issued or issuable pursuant to conversion of any Preferred Shares;

(B) any Ordinary Shares issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) as a dividend or other distribution with respect to, or in exchange for or in replacement of, any Shares described in clause (A);

(C) any Ordinary Shares issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) to the SPAC Insiders as of immediately following the First Merger;

(D) any Ordinary Shares that may be acquired by a SPAC Insider upon the exercise of any of the warrants (or any other option or right to acquire Ordinary Shares) that are held by such SPAC Insider as of immediately following the First Merger; and

(E) any other Equity Securities of the Company issued or issuable with respect to any securities referenced in clauses (A) through (D) by way of a share dividend or stock split or in connection with a recapitalization, merger, consolidation, spin-off, reorganization or similar transaction;

provided, however, as to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; (iv) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction; or (v) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 promulgated by the SEC pursuant to the Securities Act.”

3.7.            Shelf Registration. The following shall be inserted as a new Section 3.5A of the YSB Shareholders Agreement:

“3.5A Shelf Registration.

(a)	Filing. The Company shall file within 20 days of the Second Merger Effective Time or within 60 days of the Second Merger Effective Time if the Company is required to include therein additional financial information that is not included in the Form F-4 at the time of the Second Merger Effective Time, and use commercially reasonable efforts to cause to be declared effective as soon as practicable thereafter within 90 calendar days following the Second Merger Effective Time, but if the SEC notifies the Company that the Shelf will not be “reviewed” or will not be subject to further review, such effectiveness date shall be no later than the 10th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review, a Registration Statement for a Shelf Registration on Form F-1 or Form S-1, as applicable (the “Form F-1 Shelf”) or, if the Company is eligible to use a Registration Statement on Form F-3 or Form S-3, a Shelf Registration on Form F-3 or Form S-3, as applicable (the “Form F-3 Shelf”, together with the Form F-1 Shelf, the “Shelf”), in each case, covering the resale of all the Registrable Securities (determined as of two business days prior to such filing) on a delayed or continuous basis; provided, however, that the Company’s obligations to include the Registrable Securities held by a holder of Registrable Securities (the “Holder”) in the Shelf are contingent upon such Holder furnishing in writing to the Company such information regarding the Holder, the securities of the Company held by the Holder and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and the Holder shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling shareholder in similar situations. Such Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. The Company shall maintain a Shelf in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities in such Shelf. In the event the Company files a Form F-1 Shelf, the Company shall use its commercially reasonable efforts to convert the Form F-1 Shelf (and any Subsequent Shelf Registration) to a Form F-3 Shelf as soon as practicable after the Company is eligible to use Form F-3. References to Section 3.5 in Section 3.10 of the YSB Shareholders Agreement shall exclude this Section 3.5A.

(b)	Subsequent Shelf Registration. If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf (a “Subsequent Shelf Registration”) registering the resale of all Registrable Securities (determined as of two business days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. If a Subsequent Shelf Registration is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if the Company becomes a well-known seasoned issuer (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date), and (ii) keep such Subsequent Shelf Registration continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities included in such Subsequent Shelf Registration. Any such Subsequent Shelf Registration shall be on Form F-3 or Form S-3, as applicable, to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration shall be on another appropriate form.

(c)	Underwriting. If the Holders of Registrable Securities requesting registration under this Section 3.5A intend to distribute the Registrable Securities covered by their request by means of an underwriting, the provisions of Section 3.3(b) shall apply to such registration.”

3.8.            Assignment. Section 10.1 of the YSB Shareholders Agreement is amended in its entirety and replaced as follows:

From:

“10.1 Assignment. Notwithstanding anything herein to the contrary, all rights and obligations of the Preferred Holders (in their capacity as a Preferred Holder or otherwise) may be assigned to any Person to which the Preferred Holders transfer their Preferred Shares in accordance with this Agreement; provided, however, that no party, other than the Preferred Holders and its Affiliates, may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned.”

To:

“10.1 Assignment. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.”

3.9.            Amendment and Modification. Section 10.2 of the YSB Shareholders Agreement is amended by adding the following bolded and underlined text:

“10.2 Amendment of Rights. Any provision in this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (i) as to the Company, only by the Company; (ii) as to the Series A Holders, only by the Majority Series A Holders (and the relevant holders of the Ordinary Shares which the Series A Preferred Shares have been converted into), provided, however, that any Series A Holder may waive any of its own rights hereunder without obtaining the consent of any other Series A Holders, provided further, that any amendment or waiver that effects any Series A Holder in a disproportionate and adverse manner than the effect of such amendment or waiver on any other Series A Holders shall require the written consent of the holder so disproportionately and adversely affected; (iii) as to the Series B Holders, only by the Majority Series B Holders (and relevant holders of the Ordinary Shares which the Series B Preferred Shares have been converted into), provided, however, that any Series B Holder may waive any of its own rights hereunder without obtaining the consent of any other Series B Holders; provided further, that any amendment or waiver that affects any Series B Holder in a disproportionate and adverse manner than the effect of such amendment or waiver on any other Series B Holders shall require the written consent of the holder so disproportionately and adversely affected, and (iv) as to the Ordinary Holders, by person or entities holding at least a majority of the outstanding Ordinary Shares; provided, however, that any Ordinary Holder may waive any of its own rights hereunder without obtaining the consent of any other Ordinary Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the Company, the Series A Holders, the Series B Holders, the Ordinary Holders and their respective permitted transferees. Notwithstanding the foregoing and anything to the contrary contained herein, (i) only upon the prior written consent of the Company and the Holders of at least a majority of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in Section 3 (Registration Rights) of this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that any amendment or modification to Section 3 (Registration Rights) of this Agreement that would have a disproportionately adverse effect on any party’s rights hereunder in any material respect shall require the prior written consent of such party, and (ii) no amendment or modification shall be made to Section 2A (Sponsor Board Representation) without Sponsor’s prior written consent.”

3.10.            Termination Upon First Merger. The following shall be inserted as a new Section 12.14 of the YSB Shareholders Agreement:

“12.14 Termination upon First Merger. Section 1 (Information Rights and Inspection Rights), Section 2 (Board Representation), Section 4 (Right of Participation), Section 5 (Transfer Restrictions), Section 6 (Confidentiality and Non-Disclosure), Section 7 (Protective Provisions), Section 8A (Conversion Rights), Section 9A (Liquidation Preference), Section 9B (Redemption) and Section 11 (Other Undertakings of the Company and the Founders), except for Section 11.5 (Use of Preferred Holders’ Name or Logo), of this Agreement shall be automatically terminated effective as of the First Merger Effective Time, and thereupon shall be of no further force or effect, without any further action on the part of any of the Shareholders or the Company, and neither the Company, the Shareholders, nor any of their respective affiliates or subsidiaries shall have any further rights, duties, liabilities or obligations thereunder and each Shareholder and the Company hereby releases in full any and all claims with respect thereto with effect on and from the First Merger Effective Time.”

3.11.            Additional Parties. The following shall be inserted as a new Section 12.15 of the YSB Shareholders Agreement and the Exhibit A referred to therein shall be in the form of Annex I hereto:

“12.15 Deed of Adherence. Each Shareholder and its permitted transferees (if not already a party to this Agreement) may, upon execution and delivery to the Company of a Deed of Adherence substantially in the form attached hereto as Exhibit A, become a party to this Agreement, as if it had been a Party to this Agreement as of the date thereof and shall be subject to all of the rights, obligations, and restrictions described in this Agreement.”

3.12.            Miscellaneous. Each of Section 3.1, Section 3.14 and Section 3.15 of the YSB Shareholders Agreement is deleted in its entirety and replaced as follows, respectively:

From:

“3.1          Applicability of Rights. The Preferred Holders shall be entitled to the following rights with respect to any potential public offering of the Company’s Ordinary Shares in the United States and shall be entitled to reasonably analogous or equivalent rights with respect to any other offering of the Company’s securities in any other jurisdiction in which the Company undertakes to publicly offer or list such securities for trading on a recognized securities exchange.”

“3.14        Qualified IPO. The Company and the Founder shall use their best efforts to complete, or cause to complete, a Qualified IPO prior to January 28, 2024.”

“3.15        Preferred Holders’ Right to Sell Shares in a Public Offering. Preferred Holders hereby agree not to transfer or sell their shares in the IPO of the Company, unless otherwise agreed on by the Company.”

To:

“3.1          [Intentionally Omitted.]”

“3.14        [Intentionally Omitted.]”

“3.15        [Intentionally Omitted.]”

Article IV

Additional Agreements of the Parties

4.1.            Sponsor Share Forfeiture and Conversion. Sponsor hereby agrees that immediately prior to the First Merger Effective Time, Sponsor shall surrender to SPAC an aggregate of 1,446,525 SPAC Class B Ordinary Shares for cancellation at no cost (the “Sponsor Share Forfeiture”). Immediately following the completion of the Sponsor Share Forfeiture and before the First Merger Effective Time, Sponsor will hold an aggregate of 3,853,475 SPAC Class B Ordinary Shares, and all such shares will be exchanged for ordinary shares of the Company, par value $0.00002 per share, on a one-for-one basis in connection with the First Merger (the “Sponsor Share Conversion”). Notwithstanding the foregoing, if (i) after completion of the Sponsor Share Forfeiture, the First Merger does not occur and the Business Combination Agreement is terminated, or (ii) after completion of the First Merger, the Second Merger does not occur and the Business Combination Agreement is terminated, each of SPAC, Sponsor and the Company shall take all such actions that are necessary, proper or advisable under applicable Laws such that Sponsor shall, to the fullest extent possible, be returned to the position in which Sponsor would have been, and would be entitled to all rights and benefits that Sponsor would have had, as if the Sponsor Share Forfeiture and the Sponsor Share Conversion, as the case may be, had not occurred.

4.2.            Sponsor Affiliate Agreements. Each of Sponsor and SPAC hereby agree that from the date hereof until the termination of this Agreement, none of them shall, or shall agree to, amend, modify or vary that certain letter agreement dated June 8, 2021 by and among the Sponsor, SPAC and other SPAC Shareholders, except as otherwise provided for under this Agreement, the Business Combination Agreement or any other Transaction Documents.

4.3.            Existing Shareholder Rights. Each of the YSB Shareholders and the Company hereby agrees that, (i) after the First Merger Effective Time, except as set forth in the YSB Shareholders Agreements and the Amended Company Charter, any rights under any other agreement providing for right of first refusal, right of first offer, participation rights, redemption rights, put rights, purchase rights or other similar rights not generally available to the shareholders of the Company, if any, shall be automatically terminated effective as of the First Merger Effective Time, and thereupon shall be of no further force or effect, without any further action on the part of any of the YSB Shareholders or the Company, and neither the Company, the YSB Shareholders, nor any of their respective affiliates or subsidiaries shall have any further rights, duties, liabilities or obligations thereunder and (ii) from the date hereof until the termination of this Agreement, none of them shall, or shall agree to, amend, modify or vary the YSB Shareholders Agreement without Sponsor’s prior written consent, except as otherwise provided for under this Agreement, the Business Combination Agreement or any other Transaction Documents. For the avoidance of doubt, after the effectiveness of the YSB SHA Amendments, none of the shareholders of the Company will have redemption rights that are not generally available to the shareholders of the Company.

4.4.            Termination of Prior SPAC Agreement. Each of SPAC, Sponsor and other SPAC Insiders hereby agrees that the Prior SPAC Agreement shall terminate as of the First Merger Effective Time, and thereafter shall be of no further force and effect.

4.5.            Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against, the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. Except to the extent a party hereto (and then only to the extent of the specific obligations undertaken by such party in this Agreement), or its successor or transferee, (a) no past, present or future director, officer, employee, incorporator, member, partner, shareholder, stockholder, Affiliate, agent, attorney, advisor or other Representative of any party hereto and (b) no past, present or future director, officer, employee, incorporator, member, partner, shareholder, stockholder, Affiliate, agent, attorney, advisor or other representative of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any of the SPAC, the Company, or the Shareholders under this Agreement or for any claim based on, arising out of, or related to this Agreement or the transactions contemplated hereby.

4.6.            Additional Matters. Each Shareholder shall, from time to time, refrain from exercising any veto right, consent right or similar right (whether under the Company Charter or the Cayman Act) which would impede, disrupt, prevent or otherwise adversely affect the consummation of the Mergers or any other Transaction.

4.7.            Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, nothing herein will be construed to limit or affect any action or inaction by any Shareholder or SPAC Insider serving as a director, officer, employee or fiduciary of SPAC or the Company (as the case may be).

4.8.            Sponsor Reimbursement. If the SPAC Transaction Expenses or SPAC’s operating expenses exceed the applicable maximum amounts agreed between the Company and SPAC in accordance with section 11.6 of the Business Combination Agreement, Sponsor shall, at the Closing, reimburse SPAC or the Company for the expenses in excess of such mutually agreed amounts. Sponsor may elect to satisfy its foregoing reimbursement obligation (if any) by (i) cash payment or (ii) cancellation of amounts then outstanding under the Working Capital Loan.

Article V

General Provisions

5.1.            Notice. All general notices, demands or other communications required or permitted to be given or made hereunder (“Notices”) shall be in writing and delivered personally or sent by courier or sent by electronic mail to the intended recipient thereof. Any such Notice shall be deemed to have been duly served (a) if given personally or sent by local courier, upon delivery during normal business hours at the location of delivery or, if later, then on the next Business Day after the day of delivery; (b) if sent by electronic mail during normal business hours at the location of delivery, immediately, or, if later, then on the next Business Day after the day of delivery; or (c) the third Business Day following the day sent by reputable international overnight courier (with written confirmation of receipt). Any notice or communication under this Agreement must be given to the Company and SPAC in accordance with Section 11.3 of the Business Combination Agreement and to each Shareholder at its address set forth set forth opposite such Shareholder’s name on Schedule A or Schedule B hereto (or at such other address for a party as shall be specified by like Notice).

5.2.            Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns. This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement (including Section 4.5 hereof).

5.3.            Severability. The invalidity or unenforceability of any specific provision of this Agreement shall not invalidate or render unenforceable any of its other provisions. The parties hereto further agree that if any provision contained in this Agreement is, to any extent, held invalid or unenforceable in any respect under the laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained in this Agreement that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties hereto.

5.4.            Entire Agreement. This Agreement (together with the Business Combination Agreement, the YSB Shareholders Agreement, and including all agreements entered into pursuant hereto or thereto or referenced herein or therein and all certificates and instruments delivered pursuant hereto and thereto) set forth the entire understanding of the parties with respect to the subject matter hereof and supersede all other prior and contemporaneous agreements and understandings between the parties, whether oral or written, with respect to such subject matter.

5.5.            Governing Law; Venue. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that this Agreement shall be governed by and construed under the Laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York, without regard to the conflict of law provisions of such jurisdiction and the venue for any action taken with respect to this Agreement shall be any state or federal court in the State of New York.

5.6.            WAIVER OF TRIAL BY JURY. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF THE SPONSOR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

5.7.            Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Unless the context otherwise requires: (a) “or” is disjunctive but not exclusive; (b) words in the singular include the plural, and in the plural include the singular; (c) the words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and subsection references are to this Agreement unless otherwise specified; (d) the term “including” is not limiting and means “including without limitation”; (e) whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms; (f) references to agreements and other documents shall be deemed to include all subsequent amendments and other modifications or supplements thereto; and (g) references to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation. The headings, subheadings and captions contained in this Agreement are included for convenience of reference only, and in no way define, limit or describe the scope of this Agreement or the intent of any provision hereof.

5.8.            Amendments and Modifications. Only upon the prior written consent of (i) the Company, (ii) SPAC, (iii) Sponsor, (iv) YSB Shareholders holding at least fifty percent (50%) of the then outstanding YSB Ordinary Shares, (v) the Majority Series A Holders (as defined in the YSB Shareholders Agreement) and (vi) the Majority Series B Holders (as defined in the YSB Shareholders Agreement) (collectively, the “Consent Parties”), compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment or modification to this Agreement that would have a disproportionately adverse effect on any party’s rights hereunder in any material respect shall require the prior written consent of such party.

5.9.            Counterparts. This Agreement may be executed in multiple counterparts (including by electronic means), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

5.10.          Termination. This Agreement shall automatically terminate upon the earliest of (i) the First Merger Effective Time (provided, however, that upon such termination, Article III, Article IV and Article V shall survive indefinitely), (ii) the termination of the Business Combination Agreement in accordance with its terms and (iii) the 270th day after the date hereof (and if such 270th day shall not be a Business Day, then the next following Business Day), or such later date as otherwise agreed in writing by the Consent Parties, and upon such termination, no party shall have any liability hereunder other than for its actual fraud or for its willful and material breach of this Agreement prior to such termination. Each Shareholder shall have the right to elect, in his, her or its sole discretion, to terminate its own obligations under Article II of this Agreement if the Business Combination Agreement is amended without the prior written consent of such Shareholder such that, after giving effect to all such amendments, the consideration payable or issuable to such Shareholder under the Business Combination Agreement is decreased (either in terms of share number or ownership percentage) or the form of consideration is changed, including any change to the Share Consolidation Factor or the terms of the Share Consolidation.

[Signature pages follow]

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

YishengBio Co., Ltd.

Signature:	/s/ Zhang Yi

Name:	Zhang Yi

Title:	Director

In the presence of:

Witness

Signature:	/s/ Zhang Chi

Printed Name:	Zhang Chi

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

Summit Healthcare Acquisition Corp.

Signature:	/s/ Ken Poon

Name:	Ken Poon

Title:	President

In the presence of:

Witness

Signature:	/s/ Tracy Kung

Printed Name:	Tracy Kung

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

Summit Healthcare Acquisition Sponsor LLC

Signature:	/s/ Bo Tan

Name:	Bo Tan

Title:	Manager

In the presence of:

Witness

Signature:	/s/ Liu Yingwa

Printed Name:	Liu Yingwa

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED by:

TAO BAI, solely in his capacity as a shareholder of SPAC

Signature:	/s/ Tao Bai

In the presence of:

Witness

Signature:	/s/ Xue Jiang

Printed Name:	Xue Jiang

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED by:

THOMAS FOLINSBEE, solely in his capacity as a shareholder of SPAC

Signature:	/s/ Thomas Folinsbee

In the presence of:

Witness

Signature:	/s/ Sachiko Folinsbee

Printed Name:	Sachiko Folinsbee

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED by:

IAN STONE, solely in his capacity as a shareholder of SPAC

Signature:	/s/ Ian Stone

In the presence of:

Witness

Signature:	/s/ Tracy Kung

Printed Name:	Tracy Kung

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

ALL BRILLIANCE INVESTMENTS LIMITED

Signature:	/s/ Yi Zhang
Name:	Yi Zhang
Title:	Authorized Signatory
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Chi Zhang
Printed Name:	Chi Zhang

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

HOPEFUL WORLD COMPANY LIMITED

Signature:	/s/ Rui Mi
Name:	Rui Mi
Title:	Authorized Signatory
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Nan Zhang
Printed Name:	Nan Zhang

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

APEX PRIDE GLOBAL LIMITED

Signature:	/s/ Xu Zhang
Name:	Xu Zhang
Title:	Authorized Signatory
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Thomas Coton
Printed Name:	Thomas Coton

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

ACTION TOWN INTERNATIONAL LIMITED

Signature:	/s/ Nan Zhang
Name:	Nan Zhang
Title:	Authorized Signatory
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Rui Mi
Printed Name:	Rui Mi

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED

ZHANG YI

Signature:	/s/ Zhang Yi
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Ziyi Li
Printed Name:	Ziyi Li

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED

HUI SHAO

Signature:	/s/ Hui Shao
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Ziyi Li
Printed Name:	Ziyi Li

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED

CHUNYUAN WU

Signature:	/s/ Chunyuan Wu
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Chenyu Wu
Printed Name:	Chenyu Wu

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED

AJIT SHETTY

Signature:	/s/ Ajit Shetty
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Christine Clerinx
Printed Name:	Christine Clerinx

EXECUTED AND DELIVERED AS A DEED

CHRISTINE CLERINX

Signature:	/s/ Christine Clerinx
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Ajit Shetty
Printed Name:	Ajit Shetty

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED

STANLEY YI CHANG

Signature:	/s/ Stanley Yi Chang
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Lanulo Wu
Printed Name:	Lanulo Wu

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED

AJIT SHETTY

Signature:	/s/ Ajit Shetty
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Christine Clerinx
Printed Name:	Christine Clerinx

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

GENNEX CHINA GROWTH FUND

Signature:	/s/ Chan Tsang Tao Oswald
Name:	Chan Tsang Tao Oswald
Title:	Director
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Chan Tsang
Printed Name:	Chan Tsang

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

Mountainview Investment Holdings LLC

Signature:	/s/ Hui Shao
Name:	Hui Shao
Title:	Manager
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Ziyi Li
Printed Name:	Ziyi Li

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

Asia Ventures II L.P.

By:	Asia Partners II, L.P., its General Partner
By:	Eight Roads GP as General Partner

Signature:	/s/ Driaan Viljoen
Name:	Driaan Viljoen
Title:	Director
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Elizabeth Hickmott
Printed Name:	Elizabeth Hickmott

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

F-Prime Capital Partners Healthcare Fund III LP

By:	F-Prime Capital Partners Healthcare Advisors Fund III LP, its general partner
By:	Impresa Management LLC, its general partner

Signature:	/s/ Mary Bevelock Pendergast
Name:	Mary Bevelock Pendergast
Title:	Vice President
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Laura Wysk
Printed Name:	Laura Wysk

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

OrbiMed New Horizons Master Fund, L.P.

By:	OrbiMed New Horizons GP LLC, its General Partner
By:	OrbiMed Advisors LLC, its Managing Member

By:	/s/ Xuan (Stella) Xing
Name:	Xuan (Stella) Xing
Title:	Authorized Signatory
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Tianqi Leng
Name:	Tianqi Leng

(Print above)

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

Epiphron Capital (Hong Kong) Limited

Signature:	/s/ Sherry Xiaoyu Liu
Name:	Sherry Xiaoyu Liu
Title:	Authorized Signatory
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Wang Ping
Printed Name:	Wang Ping

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

3W Global Investment Limited

Signature:	/s/ Wu Weiwei
Name:	Wu Weiwei
Title:	Director
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Jerry Chen
Printed Name:	Jerry Chen

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

Oceanpine Investment Fund II LP

Signature:	/s/ Dongjun Ma
Name:	Dongjun Ma
Title:	Authorized Signatory
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Jing Gao
Printed Name:	Jing Gao

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

3W Global Fund

Signature:	/s/ Wu Weiwei
Name:	Wu Weiwei
Title:	Director
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Jenny Chen
Printed Name:	Jenny Chen

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

MSA China Growth Fund II L.P.

Signature:	/s/ Yu Zeng
Name:	Yu Zeng
Title:	Authorized Signatory
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Ji Qi
Printed Name:	Ji Qi

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

Superstring Capital Master Fund LP

Signature:	/s/ Ting Guo
Name:	Ting Guo
Title:	Managing Partner
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Wendy Wang
Printed Name:	Wendy Wang

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

Wudaokou Capital Limited

Signature:	/s/ Shen Youchang
Name:	Shen Youchang
Title:	Representative
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Shen Linsheng
Printed Name:	Shen Linsheng

Signature Page to Shareholder Support Agreement and Deed

In  Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

ADJUVANT GLOBAL HEALTH TECHNOLOGY FUND DE, L.P.

Signature:	/s/ Kabeer Aziz
Name:	Kabeer Aziz
Title:	Vice President & Secretary
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Glenn Rockman
Printed Name:	Glenn Rockman

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

ADJUVANT GLOBAL HEALTH TECHNOLOGY FUND, L.P.

Signature:	/s/ Kabeer Aziz
Name:	Kabeer Aziz
Title:	Vice President & Secretary
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Glenn Rockman
Printed Name:	Glenn Rockman

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

OrbiMed Genesis Master Fund, L.P.

By:	OrbiMed Genesis GP LLC, its General Partner
By:	OrbiMed Advisors LLC, its Managing Member

By:	/s/ Xuan (Stella) Xing
Name:	Xuan (Stella) Xing
Title:	Authorized Signatory
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Tianqi Leng
Name:	Tianqi Leng

(Print above)

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

The Biotech Growth Trust PLC

By:	OrbiMed Capital LLC, solely in its capacity as Portfolio Manager

By:	/s/ Xuan (Stella) Xing
Name:	Xuan (Stella) Xing
Title:	Authorized Signatory
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Tianqi Leng
Name:	Tianqi Leng

(Print above)

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

OrbiMed Partners Master Fund Limited

By:	OrbiMed Capital LLC, solely in its capacity as Investment Advisor

By:	/s/ Xuan (Stella) Xing
Name:	Xuan (Stella) Xing
Title:	Authorized Signatory
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Tianqi Leng
Name:	Tianqi Leng

(Print above)

Signature Page to Shareholder Support Agreement and Deed

In Witness Whereof, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

OrbiMed Partners SPV, Ltd.

By:	OrbiMed Capital LLC, solely in its capacity as Investment Manager

By:	/s/ Xuan (Stella) Xing
Name:	Xuan (Stella) Xing
Title:	Authorized Signatory
Date:	September 29, 2022

In the presence of:

Witness

Signature:	/s/ Tianqi Leng
Name:	Tianqi Leng

(Print above)

Signature Page to Shareholder Support Agreement and Deed